UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2008

ACTIGA CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52323
(Commission File Number)

39-2059213
(IRS Employer Identification No.)

871 Marlborough Avenue, Suite 100, Riverside CA 92507
(Address of principal executive offices and Zip Code)

951-786-9474
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On April 15, 2008, Actiga Corp. (“we”, “our” or the “Company”) consummated an initial closing of $100,000 of a bridge offering (the “Offering”) of unsecured notes with an option to convert (the “Notes”), the maximum amount of which is $1,000,000. The Notes were issued pursuant to a Subscription Agreement, dated April 15, 2008, among the Company and the purchasers of the Notes.

Investors will receive 12% interest in cash one year from the applicable closing of the Notes (the “Maturity Date”) and will have the option to either receive the principal amount of their investment in cash or convert their Notes into shares of common stock, par value $0.001 of the Company at an exercise price of $2.00 per share. In the event that we secure subsequent financing prior to the Maturity Date in the aggregate amount exceeding $3,000,000 (the “Subsequent Financing”), not including proceeds of this Offering, we will have the right to prepay the principal amount of the Notes in full at any time before the applicable Maturity Date and at such time we will pay to our investors the entire unpaid interest as of the Maturity Date. In the event that we elect to prepay the Notes, investors may either: (i) receive the principal amount of their investment in cash or (ii) convert their Notes into shares of common stock at the lower of (a) $2.00 or (b) the lowest conversion price of the Subsequent Financing.

The offers and sales of securities in the Offering were made pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, including pursuant to Rule 506. Such offers and sales were made solely to “accredited investors” under Rule 506 and were made without any form of general solicitation and with full access to any information requested by the investors regarding the Company or the securities offered in the Offering.

On April 16, 2008, we consummated a closing of an unsecured promissory note (the “Promissory Note”) in the amount of $200,000. Under the terms of the Promissory Note, the lender will receive the principal amount of $200,000 plus interest at the rate of 15% in the aggregate amount of $30,000 on the one year anniversary of the Promissory Note. In the event the Company defaults on the Promissory Note, interest will continue to accrue until and including the date of repayment in full. The Promissory Note may be prepaid in full at any time and in which case the Company will be subject to a prepayment premium which shall be the total interest due on the one year anniversary of $30,000.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ACTIGA CORP.

By:	/s/Amro A. Albanna
Name:	Amro A. Albanna
Title:	Chief Executive Officer

Date: April 18, 2008

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Subscription Agreement

10.2	Form of Note

10.3	Form of Promissory Note